                                                                   EXHIBIT 10.11





                        ASSIGNMENT OF SECURITIES ACCOUNT


1. The undersigned Citizens First Corporation (singularly and collectively the "Assignor"), for value received, hereby sells, assigns, transfers and sets over unto First Security Bank of Lexington, Inc. ("First Security"), having its principal office at 400 East Main Street, Lexington, Kentucky 40507, all of the Assignor's rights, title, and interest in and to the following securities accounts(s) (singularly and collectively the "Account"):

     i.   Custodian Institution: Morgan Keegan and Company, Inc.
                                 ------------------------------------------------
          Account Description:                                      Account Identification Number: 17039470-1
                               ----------------------------                                        ----------
          Titled in Names(s) of: Citizens First Corporation
                                 ------------------------------------------------
          Approx. Market Value: $                                   As of Date:
                                 --------------------------                     -----------------------------

     ii.  Custodian Institution:
                                 ----------------------------------------------------------------------
          Account Description:                                      Account Identification Number:
                               ----------------------------                                        ----------
          Titled in Name(s) of:
                                -----------------------------------------------------------------------
          Approx. Market Value: $                                   As of Date:
                                 --------------------------                      -----------------------------

     iii. Custodian Institution:
                                 -----------------------------------------------------------------------
          Account Description:                                      Account Identification Number:
                               ----------------------------                                       ----------
          Titled in Name(s) of:
                                ------------------------------------------------------------------------
          Approx. Market Value: $                                   As of Date:
                                ---------------------------                     -----------------------------

along with any cash, proceeds, dividends, interest, stock splits, and substitutes, therein; and including any certificates, statements, or other evidence thereof, owned by the Assignor; and the securities, funds or replacements therefor, represented thereby; without regard to any change in the Account Description, Account Identification Number, or Approximate Market Value of the Account, for the purpose of securing the following obligation(s) (singularly and collectively the "Obligations"):

      a. Payment of the indebtedness evidenced by the following instruments, including any amendments, extensions, replacements, or renewals thereof, and the performance and observance of each term thereof by the parties obligated thereon, and any or all guarantor(s), co-signer(s), or endorser(s) thereof (singularly and collectively the "Obligor"):

     i.   Instrument: Commercial Line of Credit Agreement and Note        Dated: October 30, 1998
                      --------------------------------------------               ----------------
          Obligor:    Citizens First Corporation                         Amount: $250,000.00
                      --------------------------------------------               ----------------

     ii.  Instrument:                                                     Dated:
                      --------------------------------------------               ----------------
          Obligor:                                                       Amount: $
                      --------------------------------------------               ----------------

     iii. Instrument:                                                     Dated:
                      --------------------------------------------               ----------------
          Obligor:                                                       Amount: $
                      --------------------------------------------               ----------------

     b. Payment by the Assignor and/or the Obligor of all other liabilities and indebtedness, direct or contingent, now or hereafter owing by the Assignor and/or the Obligor to First Security; and,

     c. Performance and observance of each term, covenant, and agreement herein, in the Obligations secured hereby and in any other agreement(s) related thereto.

2. The Assignor hereby constitutes and appoints any duly appointed, qualified and acting officer of First Security as the true and lawful attorney of the Assignor, for and in the name and stead of the Assignor, to sell securities and withdraw funds from the Account in an amount sufficient to pay the principal and interest then due on any one or more or all of the Obligations, or to sell, reassign, transfer and set over all or any part of the Account and all rights and interests represented thereby, and for that purpose to make and execute all necessary acts of assignment or endorsement

                        ASSIGNMENT OF SECURITIES ACCOUNT

thereon, and the Assignor acknowledges that the aforesaid powers are coupled with an interest, and shall not be revoked by the death or incapacity of the Assignor, or otherwise.

3. First Security, without notice to the Assignor, and without in any way affecting this Assignment of Securities Account ("Assignment"), shall have the right at any time and from time to time, to deal in any manner it shall see fit with any of the Obligations, including, but not limited to:

   a. Accepting partial payments on account of any or all of the Obligations;

   b. Granting extensions or renewals of all or any part of any of the Obligations;

   c. Releasing or accepting substitutes for any or all security which First Security holds, or may hold, for any or all of the Obligations; and/or,

   d. Modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any of the Obligations.

Any and all payments upon the Obligations, and proceeds of any and all collateral securing the payment of the Obligations, may be applied by First Security upon such of the items of the Obligations as First Security may determine in its sole discretion. The Assignor agrees that any and all settlements, compromises, compositions, accounts stated, and agreed balances made in good faith between First Security and any Obligor, shall be binding upon the Assignor.

4. The Assignor expressly waives notice of the incurring by any Obligor of any future indebtedness to First Security. The Assignor also waives presentment, demand for payment, protest, and notice of dishonor, nonpayment or nonperformance of any of the Obligations.

5. No postponement or delay on the part of First Security in the enforcement of any right hereunder shall constitute a waiver of such right.

6. The Assignor hereby agrees to maintain in the Account at all times: cash; U.S. Treasury or Agency bills, notes, or bonds; investment grade bonds; and/or stocks (or their equivalents) traded on the New York, American, and/or NASDAQ stock exchanges; which are acceptable to First Security, and which have a combined market value of no less than $250,000.00.

7. This Assignment is governed by the laws of the Commonwealth of Kentucky.

In witness whereof, this Assignment has been executed at Lexington, Kentucky this 30th day of October, 1998.

CITIZENS FIRST CORPORATION
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/s/ MARY COHRON
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              signature                                signature


Mary Cohron
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